EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into effective as of the 16th day of January 2002, by and between Videolocity, Inc., a Nevada corporation (the "Company"), and Robert E. Holt (the "Executive").


                                    PREMISES
                                    --------

         A. The Company desires to employ Executive as its Chief Executive Officer and the Executive desires to accept employment in such position, further, it is the desire of Company to cause Executive to be appointed and or elected to the Board of Directors throughout the term of this Agreement.

         B. The parties desire to enter into this Employment Agreement to specify each party's rights and obligations under the employment relationship.


                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants contained herein and the mutual benefits to be derived hereunder, the parties agree as follows:

         1.  Employment.
             -----------
         Company hereby employs Executive as Chief Executive Officer of the Company to perform those duties customarily associated with such position and such other duties as may be assigned to Executive by the Company's Board of Directors (the "Board") from time to time. Executive accepts and agrees to such employment on the terms and conditions set forth in this Agreement.

         2. Term.
            -----
         The term of this Agreement shall be for three (3) years and commence effective as of January 16, 2002, and expire at midnight on January 15, 2005, unless earlier terminated in accordance with the provisions of this Agreement.

         3.  Duties.
             -------
         Executive shall be employed by Company as its Chief Executive Officer and in such other senior executive positions of comparable status, dignity and responsibility as requested by the Board from time to time. Executive shall also serve in similar positions with such subsidiaries of Company as shall, from time to time, be requested by Company's board of directors. Executive shall not receive any additional compensation for service as a member of the Board or as an officer of any subsidiaries of the Company unless otherwise directed by the Board.

         Executive shall devote substantially all of his working time and efforts to the business of Company and its subsidiaries and shall not during the term of this Agreement be engaged in any other substantial business activities which will significantly interfere or conflict with the reasonable performance of his duties hereunder, except where approved by the Board. Executive may serve or continue to serve as a member of the board of directors of any companies or organizations which, in the Board's reasonable judgment, will not present any conflict of interest with the Company or any of its subsidiaries or materially adversely affect the performance of Executive's duties under this Agreement.

         4.  Compensation.
             -------------

         The benefits as set forth hereunder in  subparagraphs  (a), (d) and (d)
(i) become effective, only after and immediately, upon the receipt by the Company of a minimum of $1,000,000 in capital funding. In the event said funding received is of a debt structure said funds must have a minimum use of 180 days to maturity to activate the aforementioned benefits being held subject to the specific performance set forth herein above.

                  (a) Bonus. Coincidental with the execution of this Agreement Company will caused to be issued to Executive 1,000,000 shares of its common voting stock fully paid and non-assessable bearing a restrictive 144 legend from the authorized but unissued shares of Company.

                  (b) Base Salary. For all services rendered by Executive, Company shall pay to Executive a base salary of $240,000 per year throughout the term of this Agreement, payable in arrears in equal monthly installments on the first and sixteenth day of each calendar month. All salary payments shall be subject to withholding and other applicable taxes. Executive's salary for any partial month at the beginning or end of this Agreement shall be prorated. The rate of salary may be increased at any time after the first year as the Board may determine, based on earnings, increased activities of the Company, or such other factors as the Board may deem appropriate.

                  (c) Executive Participation in Stock Incentive Program. The Company shall grant Executive 900,000 plan units under the Videolocity, Inc. 2000 Stock Incentive Program (the "Stock Incentive Program") pursuant to which Executive will be awarded one share of the Company's common stock for each fully vested plan unit, as more particularly described in the Stock Incentive Program, and as specifically set forth in Exhibit "A" attached hereto.

                  (d) Executive Stock Incentive Program. Simultaneous with the execution of this Agreement, the Company grants Executive the opportunity to purchase the following warrants within ten days of the execution date of this Agreement, each warrant is redeemable for one share of the common voting stock of Company, as follows; to wit

                  (i) 9,000,000 Non-transferable warrants @ .001 per share, exercisable @ $.10 per share for 9,000,000 shares of the common voting stock of Company, as follows: between the first anniversary date of this Agreement and continuing thereafter for two consecutive years.

                  (e) Executive Benefits. The Company shall provide such health and medical insurance for Executive in the form and program chosen by the Company for its full-time Executives commencing not later than thirty (30) days after the execution of this Agreement. Executive shall be entitled to participate in any other health, medical, retirement, pension, profit-sharing, disability, death and dismemberment, life insurance, stock option, vacation and other benefit plans and programs as in effect from time to time on the same basis as other members of senior management.

                  (f) Vacation. Executive shall be entitled to paid vacation after one year of service in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies with respect to members of senior management, however not to exceed two weeks paid vacation in any given one year period.

         5. Reimbursement of Expenses.
            --------------------------
         Company will promptly reimburse Executive for expenses reasonably incurred in connection with Company's business in accordance with the Company's policies, including expenses for travel, lodging, meals, and other items on Executive's periodic presentation of an expense report in the form approved by the Company.

         6.  Nondisclosure  of  Confidential  Information.
             ---------------------------------------------
         For purposes of this Agreement, the term "Confidential Information" means information (i) disclosed to or known by Executive as a consequence of or through his/her employment with the Company, (ii) not generally known outside the Company, and (iii) which relates to the Company's business. Confidential Information includes, but is not limited to, information of a technical nature, such as methods and materials, trade secrets, inventions, processes, formulas, systems, computer programs and studies, and information of a business nature such as project plans, market information, costs, customer lists, and so forth. Confidential Information does not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by Executive in violation of this Agreement, or (ii) was in Executive's possession prior to his introduction to the Company.

         Recognizing that the Company is presently engaged, and may hereafter continue to be engaged, in the research and development of processes and the performance of services which involve experimental and inventive work, and that the success of the Company's business may depend upon the protection of its processes, products and services by patent, copyright or secrecy, and that Executive has had, or during the course of his engagement may have, access to Confidential Information, as herein defined, Executive agrees and acknowledges that:

                  (a) The Company has exclusive right and title to all Confidential Information and Executive hereby assigns all rights he might otherwise possess in any Confidential Information to the Company. Except as required in the performance of his duties to the Company, Executive will not at any time during or after the term of his employment or engagement by the Company, which term shall include any time in which Executive may be retained by the Company as a consultant, directly or indirectly use, communicate, disclose or disseminate any Confidential Information.

                  (b) All documents, records, notebooks, notes, memoranda and similar repositories of, or containing Confidential Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company or its operations and activities made or compiled by Executive at any time or made available to him during the term of his employment or engagement by the Company, including any and all copies thereof, shall be the property of the Company, shall be held by him in trust solely for the benefit of the Company, and shall be delivered to the Company by him on the termination of his engagement or at any other time on the request of the Company.

                  (c) Executive will not assert any rights under any inventions, trademarks, copyrights, discoveries, concepts or ideas, or improvements thereof, or know-how related thereto, as having been made or acquired by him during the term of his employment or engagement if based on or otherwise related to Confidential Information.

         8. Assignment Of Inventions.
            -------------------------

                  (a) All discoveries, concepts, and ideas, whether or not patentable or subject to copyright protection, including but not limited to improvements, know-how, data, processes, methods, formulae, and techniques, as well as improvements thereof, or know-how related thereto, concerning any past, present or prospective activities of the Company which Executive makes, discovers or conceives (whether or not during the hours of his engagement or with the use of the Company's facilities, materials or personnel), either solely or jointly with others during his engagement by the Company or any affiliate and, if based on or related to Confidential Information, at any time after termination of such engagement (collectively, the "Inventions"), shall be the sole property of the Company, and Executive agrees to perform the provisions of this Section 8 with respect thereto without the payment by the Company of any royalty or any consideration therefore other than the regular compensation paid to Executive in his capacity as an executive or consultant.

                  (b) Any written notebooks maintained by Executive with respect to Inventions and studies or research projects undertaken on the Company's behalf shall at all times be the property of the Company and shall be surrendered to the Company upon termination of Executive's engagement or, upon the request of the Company, at any time prior thereto.

                  (c) Executive hereby assigns to the Company all of his rights to Inventions.

                  (d) Executive shall sign, acknowledge and deliver promptly to the Company, without charge to the Company, but at its expense, such written instruments (including applications and assignments) and take such other acts, such as giving testimony in support of Executive's inventorship, as may be necessary in the reasonable opinion of the Company to obtain, maintain, extend, reissue and enforce United States and/or foreign letters patent and copyrights relating to Inventions invented by Executive and to vest the entire right and title thereto in the Company or its nominee. Executive acknowledges and agrees that any copyright developed or conceived of by Executive during the term of his employment, which is related to the business of the Company, shall be a "work for hire" under the copyright law of the United States and other applicable jurisdictions.

                  (e) Executive represents that his performance of all the terms of this Agreement and as an Executive of or consultant to the Company does not and will not breach any trust or contract entered into prior to his employment by the Company. Executive agrees not to enter into any agreement either written or oral in conflict herewith and represents and agrees that he has not brought and will not bring with him to the Company or use in the performance of his responsibilities at the Company any materials or documents of a former employer which are not generally available to the public, unless he has obtained written authorization from the former employer for their possession and use and provided a copy of such authorization to the Company.

                  (f) No provisions of this Paragraph shall be deemed to limit the restrictions applicable to Executive under Sections 9 and 10.

         9. Shop Rights.
            ------------
         The Company shall also have the royalty-free right to use in its business, and to make, use and sell products, processes and/or services derived from any inventions, discoveries, concepts and ideas, whether or not patentable, including but not limited to processes, methods, formulas and techniques, as well as improvements thereof or know-how related thereto, which are not within the scope of Inventions as defined above but which are conceived of or made by Executive during the period he is employed or engaged by the Company or with the use or assistance of the Company's facilities, materials, or personnel.

         10.  Non-Compete.
              ------------

         Executive hereby agrees that during the term of this Agreement and for a period of three years from the expiration or earlier termination thereof, Executive will not:

                  (a) Own, manage, operate, or control any business that is directly competitive with any business conducted or proposed to be conducted by the Company or any subsidiary thereof during the term of this Agreement in any geographic market in which the Company or any subsidiary thereof conducts business or proposes to conduct business during the term of this Agreement. For purposes of this paragraph, ownership of securities of not in excess of five percent (5%) of any class of securities of a public company listed on the OTC Bulletin Board, a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (NASDAQ) shall not be considered to be competition with the Company or any subsidiary thereof;

                  (b) Act as, or become employed as, an officer, director, executive, consultant or agent of any business within the "video-on-demand" or "wireless broadband" industry which is directly competitive with the Company or any subsidiary thereof during the term of this Agreement in any geographic market within the "video-on-demand" wireless broadband" industry in which the Company or any subsidiary thereof conducts business during the term of this Agreement. The "video-on-demand industry" shall mean the industry that provides video, audio and other content to end users on demand over telephone, cable or other similar lines, or by wireless transmission.

                  (c) Solicit any business similar to that of the Company's from, or sell any products or services that are in direct competition with the Company's products and services to, any company which was within one year prior to the date of termination of Executive's employment, a customer or client of the Company or any of its subsidiaries; or

                  (d) Solicit the employment of any full time Executive employed by the Company or its subsidiaries as of the date of termination of this Agreement.

         Provided, however, that this Section 10 shall be void and of no further force or effect in the event this Agreement is terminated by the Company without Cause or by Executive for Good Reason, as defined in Section 11 of this Agreement.

         11.  Termination.
              ------------

                  (a)  Death.   The  Executive's   employment   shall  terminate
         automatically upon the Executive's death during the term of this Agreement.

                  (b) Disability. If Executive is absent from his full-time duties with the Company as a result of incapacity due to mental or physical illness ("Disability") and such absence continues uninterrupted for a period of one (1) month, the base salary payable to Executive under this Agreement shall be reduced by 50% until such time as Executive resumes the performance of his full-time duties with the Company or this Agreement is terminated. If Executive's Disability continues for two (2) consecutive months, the Company may terminate Executive's employment effective on the 30th day after receipt by Executive of a notice to that effect (the "Disability Termination Date"), unless Executive returns to the full-time performance of his duties prior to the Disability Termination Date.

                  (c) Cause. The Company may terminate Executive's employment during the term of this Agreement for Cause. For purposes of this Agreement, "Cause" shall mean: (i) Executive being convicted of a felony; (ii) a willful act of personal dishonesty taken by Executive in connection with his responsibilities as an Executive and intended to result in substantial personal enrichment of Executive; (iii) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or its affiliates (other than any such failure resulting from Disability), after a written demand for substantial performance is delivered to the Executive by the Board which specifically identifies the manner in which the Board believes Executive has not substantially performed Executive's duties and Executive has not performed such duties within 30 days of such notice, or (iv) the willful engaging by the Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company. For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given by the Chief Executive Officer and or Board of Directors of the Company or pursuant to a resolution duly adopted by the Board shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

                  (d) Good Reason. The Executive's employment may be voluntarily terminated by Executive at any time within sixty (60) days after the occurrence of an event constituting Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                  (i) the failure by the Company to comply with any of the material terms of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                  (ii) the relocation of Executive to any office or location more than 35 miles from the location of the Company's offices at the commencement of this Agreement; or

                  (iii) the  occurrence  of a Change in  Control  as  defined in
                  Section 13 of this Agreement.

                  (e) Notice of Termination.  Any termination by the Company for
         Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto in accordance with
         Section 17 of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                  (f) Date of Termination. "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be,
         (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, or by the Executive other than for Good Reason, the Date of Termination shall be thirty (30) days after the date on which the Company notifies the Executive, or the Executive notifies the Company, of such termination and (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Termination Date, as applicable.

         12. Obligations of the Company upon Termination.
             --------------------------------------------
                  (a) Termination for Good Reason; Termination other Than for Cause, Death or Disability. If, during the term of this Agreement, the Company shall terminate the Executive's employment other than for Cause or Disability or the Executive shall terminate employment for Good
         Reason:

                  (i) The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                           A. The sum of (aa) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, (bb) reimbursement for any and all monies advanced in connection with Executive's employment through the Date of Termination, and (cc) all other payments and benefits to which Executive may be entitled under the terms of any benefit plan of the Company through the Date of Termination (collectively, the "Accrued Obligations"). Where applicable, such payments shall be prorated based on a 360-day year and the number of days elapsed during the year in question.

                           B. For six (6) months after the Executive's Date of Termination, the Company shall at its expense provide health and medical insurance to Executive and his family of the same type and scope as was provided during the term of this Agreement.

                           C. To the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies through the Date of Termination (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

                  (ii) All unvested plan units of Executive under the Stock Incentive Program shall vest and the Company shall, within ten
                  (10) days following the Date of Termination deliver to Executive the shares of the Company's common stock issuable upon the conversion of such plan units.

                  (b) Death. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination and Other Benefits shall be paid as soon as practicable in accordance with the most favorable practices, policies and procedures followed by the Company with respect to members of senior management. In addition, all unvested plan units of Executive under the Stock Incentive Program shall vest and the Company shall, within ten (10) days following the Date of Termination deliver to Executive the shares of the Company's common stock issuable upon the conversion of such plan units.

                  (c) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the term of this Agreement, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination and Other Benefits shall be paid as soon as practicable in accordance with the most favorable practices, policies and procedures followed by the Company with respect to members of senior management. In addition, all unvested plan units of Executive under the Stock Incentive Program shall vest and the Company shall, within ten
         (10) days following the Date of Termination deliver to Executive the shares of the Company's common stock issuable upon the conversion of such plan units.

                  (d) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for Cause during the term of this Agreement, this Agreement shall terminate without further obligations to the Executive other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. If the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In either event, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination and all unvested plan units of Executive under the Stock Incentive Program shall be forfeited.

         13.  Change of Control.
              ------------------

         A Change of Control (as defined below) shall constitute Good Reason as defined in Section 11(d) of this Agreement and shall entitle Executive to voluntarily terminate this Agreement in the manner described in Section 11(d) above and to receive the benefits provided in Section 12(a) above.

         For purposes of this Agreement, "Change of Control" shall mean:

                           (i) The  acquisition  by any  individual,  entity  or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (aa) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (bb) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Agreement, the following acquisitions shall not constitute a Change of Control: (aa) any acquisition directly from the Company, (bb) any acquisition by the Company, (cc) any acquisition by any Executive benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (dd) any acquisition by any corporation pursuant to a transaction which complies with clauses (aa), (bb) and (cc) of subsection (iii) below; or

                           (ii) (aa)  Individuals  who,  as of the date  hereof,
                  constitute  the Board (the  "Incumbent  Board")  cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (bb) a majority of the members of the Board ceases to be comprised of Directors whose most recent election to the Board was approved by at least a majority of the Incumbent Board prior to such election; or

                           (iii)  Consummation  of a  reorganization,  merger or
                  consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (aa) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
                  (bb) no Person (excluding any corporation resulting from such Business Combination or any Executive benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to

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                  the extent that such  ownership  existed prior to the Business
                  Combination and (cc) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv) Approval by the shareholders of the Company of a
                  complete liquidation or dissolution of the Company.


         14. Nontransferability.
             -------------------
         Neither Executive, Executive's spouse, Executive's designated contingent beneficiary, nor their estates shall have any right to anticipate, encumber, or dispose of any payment due under this Agreement. Such payments and other rights are expressly declared nonassignable and nontransferable except as specifically provided herein.

         15. Indemnification.
             ----------------
         Company shall indemnify Executive and hold Executive harmless from liability for acts or decisions made by Executive while performing services for Company to the greatest extent permitted by the Nevada Revised Statutes and shall advance funds to Executive for the defense of any action, suit or proceeding prior to the conclusion thereof to the maximum extent permitted by the Nevada Revised Statutes.

         16. Assignment.
             -----------
         This Agreement may not be assigned by either party without the prior written consent of the other party.

         17. Notice.
             -------
         Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

         If to Executive, to:               Robert E. Holt
                                            1691 Sagewood Way
                                            San Marcos, CA. 92078

         If to the Company, to:             Videolocity International, Inc.
                                            Attn: Chief Financial Officer
                                            358 S. 700 E. Suite B604
                                            Salt Lake City, Utah 84102


         18. Entire  Agreement.
             ------------------
         This Agreement is and shall be considered to be the only agreement or understanding between the parties hereto with respect to the employment of
Executive by Company. All negotiations, commitments, and understandings acceptable to both parties have been incorporated herein. No letter, telegram, or communication passing between the parties hereto covering any matter during this contract period, or any plans or periods thereafter, shall be deemed a part of this Agreement; nor shall it have the effect of modifying or adding to this Agreement unless it is distinctly stated in such letter, telegram, or communication that it is to constitute a part of this Agreement and is attached as an amendment to this Agreement and is signed by the parties to this Agreement.


         19.  Enforcement.
              ------------
         Each of the parties to this Agreement shall be entitled to any remedies available in equity or by statute with respect to the breach of the terms of this Agreement by the other party. Executive hereby specifically acknowledges and agrees that a breach of the agreements, covenants and conditions contained in Sections 7, 8, 9 and 10 of this Agreement may cause irreparable harm and damage to the Company, that the remedy at law, for the breach or threatened breach of such provisions of this Agreement may be inadequate, and that, in addition to all other remedies available to the Company for such breach or threatened breach (including, without limitation, the right to recover damages), the Company shall be entitled to injunctive relief for any breach or threatened breach of such sections of this Agreement.

         20. Governing Law.
             --------------
         This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah.

         21.  Severability.
              -------------
         If and to the extent that any court of competent jurisdiction holds any provision or any part thereof of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

         22.  Waiver.
              -------
         No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach hereof shall constitute a waiver of any such breach or of any covenant, agreement, term, or condition.

         23.  Litigation  Expenses.
              ---------------------
         In the event that it shall be necessary or desirable for the Executive or Company to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any or all of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs, and expenses incurred by the prevailing party in connection with the enforcement of this Agreement. Notwithstanding the foregoing, in the event that following a Change of Control Executive engages legal counsel to enforce Executive's rights or seek a determination under this Agreement, the Company shall pay the expenses of such legal counsel regardless of the outcome of any legal proceeding resulting there from.

         24. Survivability.
             --------------
         The provisions of sections 7, 8, 9, 10, 12, and 13 shall survive termination of this Agreement.



         AGREED AND ENTERED INTO effective as of the date first above written.

                     Company:                    Videolocity International, Inc.

                                                By______________________________
                                                     Duly Authorized Officer


                                    Executive:       Robert E. Holt

                                                  ______________________________
                                                     (Signature)



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